NUVEEN GRESHAM MANAGED FUTURES STRATEGY FUND

SUPPLEMENT DATED OCTOBER 28, 2019

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 15, 2018

Effective November 25, 2019, Hiroshi Hamazaki will be named a portfolio manager of Nuveen Gresham Managed Futures Strategy Fund. Michael Magers will continue to serve as a portfolio manager of the Fund until November 25, 2019. Jonathan Spencer and Xiong Lin will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GMFS-1019P